                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of report (Date of earliest event reported)    September 23, 2002


                             BARR LABORATORIES, INC.
             (Exact name of registrant as specified in its charter)





        New York                      1-9860                22-1927534

 (State or other jurisdiction       (Commission            (IRS Employer
     of incorporation)              File Number)        Identification No.)






        Two Quaker Road, P.O. Box 2900, Pomona, New York              10970-0519

             (Address of principal executive offices)                 (Zip code)


                                 (845) 362-1100

              (Registrant's telephone number, including area code)

Item 5. Other Events

On September 23, 2002, Barr Laboratories, Inc. issued a press release announcing that it will contest a ruling by the U.S. Food and Drug Administration, which retroactively alters the approval date of Barr's application for tamoxifen 10 mg tablets. As discussed in the press release, if the FDA's decision is upheld in court, the launch of Barr's manufactured 10 mg tablet product would be delayed until the expiration of pediatric exclusivity in February 2003. A copy of the release is attached hereto as Exhibit 99.0 and is incorporated herein by reference.

The Registrant hosted a conference call at 9:00 a.m. Eastern Time on September 23, 2002 to discuss these developments. A replay of the conference will be available until 11:59 p.m. Eastern Time on Wednesday, September 25, 2002, and can be accessed by dialing 800-475-6701 in the United States and 320-365-3844 Internationally, using the access code 653620.



Exhibit Number          Exhibit
--------------          -------

     99.0               Registrant's September 23, 2002 press release

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BARR LABORATORIES, INC.

Date:  September 23, 2002              /s/ William T. McKee
                                       ------------------------------------
                                       William T. McKee
                                       Senior Vice President, Chief Financial
                                       Officer, Treasurer and Secretary